UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
        14A-6(E)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-12

                     FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

                (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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                                CORRECTED NOTICE




[FAMCO LOGO]                                                     [CLAYMORE LOGO]



                     FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 20, 2010

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     Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Shares"), of Fiduciary/Claymore MLP Opportunity Fund (the "Fund") that the annual meeting of shareholders of the Fund (the "Annual Meeting") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Tuesday, July 20, 2010, at 8:00 a.m. Central time. The Annual Meeting is being held for the following purposes:


1. To elect two Trustees as Class II Trustees to serve until the Fund's 2013 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.


     THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR ALL" OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THE ACCOMPANYING PROXY STATEMENT.


     The Board has fixed the close of business on May 28, 2010, as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or vote your proxy via telephone or the Internet so you will be represented at the Annual Meeting.


                                                        By order of the
                                                        Board of Trustees

                                                        /s/ J. Thomas Futrell


                                                        J. Thomas Futrell
                                                        Chief Executive Officer

     Lisle, Illinois
     June 4, 2010

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     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN
PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IF YOUR PROXY CARD (OR VOTE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.